EXHIBIT 28.1

    ANNUAL STATEMENT FOR THE YEAR 1996 OF THE ASSOCIATED BUSINESS & COMMERCE
                             INSURANCE CORPORATION

                SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                              NOTES TO SCHEDULE P
(1) The Parts of Schedule P:                                     (3) Reinsurance A,B,C, and D (lines N to Q) are:
  Part 1 - detailed information as losses and loss expenses       Reinsurance A = nonproportional property (1988 and subsequent)
  Part 2 - history of incurred losses and allocated expenses.     Reinsurance B = nonproportional liability (1988 and subsequent)
  Part 3 - history of loss and allocated expense payments.        Reinsurance C = financial lines (1988 and subsequent)
  Part 4 - history of bulk and incurred-but-not reported          Reinsurance D = old Schedule D line 30 (1987 and prior)
           reserves.
  Part 5 - history of claims.
  Part 6 - history of premiums earned                            (4) Parts 2 and 4 are gross of all discounting, including tabular
  Part 7 - history of loss sensitive contracts.                  discounting. Part 1 is gross of only non-tabular discounting,
  Schedule P Interrogatories                                     which was reported in Columns 31 and 32 of Part 1. The tabular discount, if any, is reported in the Notes to Financial Statements
(2) Lines of Business A through N,R, and S are groupings of      which will reconcile Part 1 with Parts 2 and 4.
  the lines of business used on the state page.


                         SCHEDULE P - PART 1 - SUMMARY
                                ($000 OMMITTED)

          PREMIUMS EARNED                             LOSS AND LOSS EXPENSE PAYMENTS
          ---------------                             ------------------------------
     1
   YEARS           2         3        4        LOSS PAYMENTS           ALLOCATED LOSS           9            10            11
  IN WHICH                                                            EXPENSE PAYMENTS
PREMIUMS WERE                                --------------------   --------------------     SALVAGE     UNALLOCATED     TOTAL
 EARNED AND     DIRECT               NET         5           6            7          8         AND          LOSS        NET PAID
 LOSSES WERE     AND       CEDED    (2-3)      DIRECT                   DIRECT             SUBROGATION    EXPENSES      (5-6 + 7
  INCURRED      ASSUMED                      AND ASSUMED   CEDED     AND ASSUMED   CEDED     RECEIVED     PAYMENTS      -8 + 10)
-------------   ------     ------   ------   -----------   -----     -----------   -----  -----------   -----------    ----------
1.  Prior         XXX       XXX      XXX
2.  1987
3.  1988
4.  1989
5.  1990
6.  1991
7.  1992
8.  1993
9.  1994
10. 1995        16,098      1,807    14,291    11,374      3,902       1,835       221        1,331         276           9,362
11. 1996        28,479     20,171     8,308     5,442      3,712         716       476            8         393           2,363
                ------     ------    ------    ------      -----       -----       ---        -----         ---          ------
12. Totals        XXX        XXX       XXX     16,816      7,614       2,551       697        1,339         669          11,725
                ======     ======    ======    ======      =====       =====       ===        =====         ===          ======

     1               12
   YEARS
  IN WHICH         NUMBER
PREMIUMS WERE      CLAIMS
 EARNED AND       REPORTED-
 LOSSES WERE       DIRECT
  INCURRED        ASSUMED
-------------     ---------
1.  Prior           XXX
2.  1987            XXX
3.  1988            XXX
4.  1989            XXX
5.  1990            XXX
6.  1991            XXX
7.  1992            XXX
8.  1993            XXX
9.  1994            XXX
10. 1995            XXX
11. 1996            XXX
                    ----
12. Totals          XXX
                    ====


                       LOSSES UNPAID                      ALLOCATED LOSS EXPENSES UNPAID
            ---------------------------------------   ----------------------------------------      21             22
                  CASE BASIS         BULK + IBNR           CASE BASIS          BULK +    IBNB
            --------------------   ----------------   ------------------    ------------------    SALVAGE      UNALLOCATED
                  13        14        15        16        17        18          19        20        AND           LOSS
                DIRECT              DIRECT              DIRECT                DIRECT             SUBROGATION    EXPENSES
             AND ASSUMED   CEDED  AND ASSUMED  CEDED  AND ASSUMED  CEDED    AND ASSUMED  CEDED   ANTICIPATED     UNPAID
            ------------   -----  -----------  -----  -----------  -----    -----------  -----   -----------    ----------
1.  Prior
2.  1987
3.  1988
4.  1989
5.  1990
6.  1991
7.  1992
8.  1993
9.  1994
10. 1995       4,880       1,356     4,577     5,385      861       149        1,327      908      2,941           280
11. 1996       9,444       7,180     3,985     4,032    1,934     1,220        1,059      589      1,185           274
               -----       -----     -----     -----    -----     -----        -----    -----      -----           ---
12. Totals    14,324       8,536     8,562     9,417    2,795     1,369        2,386    1,497      4,126           554
              ======       =====     =====     =====    =====     =====        =====    =====      =====           ===

                     23             24
                                  NUMBER
                    TOTAL         CLAIMS
                  NET LOSSES    OUTSTANDING-
                AND EXPENSES      DIRECT
                   UNPAID       AND ASSUMED
                ------------    ------------
1.  Prior                            XXX
2.  1987                             XXX
3.  1988                             XXX
4.  1989                             XXX
5.  1990                             XXX
6.  1991                             XXX
7.  1992                             XXX
8.  1993                             XXX
9.  1994                             XXX
10. 1995           4,127             XXX
11. 1996           3,675             XXX
                   -----             ----
12. Totals         7,802             XXX
                   =====             ====



                 TOTAL LOSSES AND            LOSS AND LOSS EXPENSES PERCENTAGE
            LOSS EXPENSES INCURRED               (INCURRED/PREMIUMS EARNED         NONTABULAR DISCOUNT          33
            ---------------------------      ---------------------------------     -------------------    INTER-COMPANY
               25          26       27           28          29          30           31         32         POOLING
             DIRECT                            DIRECT                                           LOSS      PARTICIPATION
            AND ASSUMED   CEDED     NET      AND ASSUMED    CEDED        NET       LOSSES      EXPENSE      PERCENTAGE
            -----------   -----     ---      -----------    -----      ------      ------      -------    -------------
1.  Prior       XXX        XXX      XXX          XXX         XXX         XXX                                   XXX
2.  1987
3.  1988
4.  1989
5.  1990
6.  1991
7.  1992
8.  1993
9.  1994
10. 1995       25,410    11,921    13,489       157.8        659.7       94.4
11. 1996       23,247    17,209     6,038        81.6         85.3       72.7

12. Totals      XXX        XXX       XXX         XXX         XXX         XXX                                  XXX
                ===        ===       ===         ===         ===         ===                                  ===



               NET BALANCE SHEET RESERVED
                     AFTER DISCOUNT
               ---------------------------
                   34             35
                 LOSSES     LOSS EXPENSED
                 UNPAID         UNPAID
               ----------   --------------
1.  Prior
2.  1987
3.  1988
4.  1989
5.  1990
6.  1991
7.  1992
8.  1993
9.  1994
10. 1995           2,716         1,411
11. 1996           2,217         1,458

12. Totals         4,933         2,869
                   =====         =====


    ANNUAL STATEMENT FOR THE YEAR 1996 OF THE ASSOCIATED BUSINESS & COMMERCE
                              INSURANCE CORPORATION


                         SCHEDULE P - PART 2 - SUMMARY



     1          INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMMITTED)       DEVELOPMENT
YEARS IN WHICH  --------------------------------------------------------------------------     ------------------
  LOSSES WERE        2      3       4      5      6       7      8     9      10      11           12       13
   INCURRED        1987   1988    1989   1990    1991   1992   1993  1994    1995    1996       ONE YEAR  TWO YEAR
--------------     ----   ----    ----   ----    ----   ----   ----  ----    ----    ----       --------  --------
1.  Prior
2.  1987
3.  1988           XXX
4.  1989           XXX    XXX
5.  1990           XXX    XXX     XXX
6.  1991           XXX    XXX     XXX    XXX
7.  1992           XXX    XXX     XXX    XXX     XXX
8.  1993           XXX    XXX     XXX    XXX     XXX    XXX
9.  1994           XXX    XXX     XXX    XXX     XXX    XXX    XXX
10. 1995           XXX    XXX     XXX    XXX     XXX    XXX    XXX   XXX    12,579  12,933        354       XXX
11. 1996           XXX    XXX     XXX    XXX     XXX    XXX    XXX   XXX     XXX     5,371        XXX       XXX
                   ---    ---     ---    ---     ---    ---    ---   ---     ---     -----        ---       ---
12. Totals                                                                                        354
                                                                                                  ===


                         SCHEDULE P - PART 3 - SUMMARY

                                                                                                12             13
                                                                                              NUMBER OF     NUMBER OF
     1             CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)    CLAIMS        CLAIMS
YEARS IN WHICH     ------------------------------------------------------------------------ CLOSED WITH     CLOSED
  LOSSES WERE        2      3       4      5      6       7      8     9      10      11       LOSS       WITHOUT LOSS
   INCURRED        1987   1988    1989   1990    1991   1992   1993  1994    1995    1996     PAYMENT        PAYMENT
--------------     ----   ----    ----   ----    ----   ----   ----  ----    ----    ----   -----------   ------------
1.  Prior          000                                                                          XXX           XXX
2.  1987                                                                                        XXX           XXX
3.  1988           XXX                                                                          XXX           XXX
4.  1989           XXX    XXX                                                                   XXX           XXX
5.  1990           XXX    XXX     XXX                                                           XXX           XXX
6.  1991           XXX    XXX     XXX    XXX                                                    XXX           XXX
7.  1992           XXX    XXX     XXX    XXX     XXX                                            XXX           XXX
8.  1993           XXX    XXX     XXX    XXX     XXX    XXX                                     XXX           XXX
9.  1994           XXX    XXX     XXX    XXX     XXX    XXX    XXX                              XXX           XXX
10. 1995           XXX    XXX     XXX    XXX     XXX    XXX    XXX   XXX     1,056   9,085      XXX           XXX
11. 1996           XXX    XXX     XXX    XXX     XXX    XXX    XXX   XXX      XXX    1,970      XXX           XXX
                   ---    ---     ---    ---     ---    ---    ---   ---     -----   -----      ---           ---




                         SCHEDULE P - PART 4 - SUMMARY



     1          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES
                                            AT YEAR END ($000 OMITTED)
YEARS IN WHICH  ----------------------------------------------------------------------------
  LOSSES WERE        2      3       4      5      6       7      8     9      10      11
   INCURRED        1987   1988    1989   1990    1991   1992   1993  1994    1995    1996
--------------     ----   ----    ----   ----    ----   ----   ----  ----    ----    ----
1.  Prior
2.  1987
3.  1988           XXX
4.  1989           XXX    XXX
5.  1990           XXX    XXX     XXX
6.  1991           XXX    XXX     XXX    XXX
7.  1992           XXX    XXX     XXX    XXX     XXX
8.  1993           XXX    XXX     XXX    XXX     XXX    XXX
9.  1994           XXX    XXX     XXX    XXX     XXX    XXX    XXX
10. 1995           XXX    XXX     XXX    XXX     XXX    XXX    XXX   XXX     2,389   (389)
11. 1996           XXX    XXX     XXX    XXX     XXX    XXX    XXX   XXX      XXX     423
                   ---    ---     ---    ---     ---    ---    ---   ---     -----    ---

    ANNUAL STATEMENT FOR TH YEAR 1996 OF THE ASSOCIATED BUSINESS & COMMERCE
                              INSURANCE CORPORATION

                  SCHEUDLE P - PARTY 1D - WORKERS' COMPENSATION

                                 ($000 OMITTED)


     1                   PREMIUM EARNED                      LOSS AND LOSS EXPENSE PAYMENTS
                 ------------------------------   -----------------------------------------------------

   YEARS              2         3          4          LOSS PAYMENTS              ALLOCATED LOSS
 IN WHICH                                                                       EXPENSE PAYMENTS
PREMIUM WERE                                       --------------------         ----------------
 EARNED AND        DIRECT     CEDED                     5           6                 7             8
LOSSES WERE         AND                   NOT         DIRECT                        DIRECT        CEDED
INCURRED          ASSURED                (2-3)     AND ASSURED    CEDED          AND ASSURED
--------          -------                -----     -----------    -----          -----------
1.  Prior           XXX       XXX         XXX
2.  1987
3.  1988
4.  1989
5.  1990
6.  1991
7.  1992
8.  1993
9.  1994
10. 1995            16,098    1,807     14,291    11,374       3,902      1,835        221
11. 1996            28,479   20,171      8,308     5,442       3,712        716        476
                   -------   ------     ------    ------       -----      -----       ----
12. Totals           XXX       XXX        XXX     16,816       7,614      2,551        697
                   =======   ======     ======    ======       ======     =====       ====


(RESTUBBED PREVIOUS TABLE)
     1
                    LOSS AND LOSS EXPENSE PAYMENTS
                ----------------------------------------
   YEARS            9               10            11             12
 IN WHICH                                                     NUMBER OF
PREMIUM WERE     SALVAGE        UNALLOCATED      TOTAL         CLAIMS
 EARNED AND        AND             LOSS        NET PAID       REPORTED
LOSSES WERE    SUBROGATION       EXPENSE       (5-6 + 7      DIRECT AND
INCURRED        RECEIVED        PAYMENTS       -8 + 10)       ASSURED
-----------    -----------     ------------   --------       ----------

1.  Prior                                                        XXX
2.  1987
3.  1988
4.  1989
5.  1990
6.  1991
7.  1992
8.  1993
9.  1994
10. 1995          1,331           276            9,362          1,778
11. 1996              8           393            2,363          2,501
12. Totals        1,339           669           11,725            XXX
                  =====           ===           ======          ======



                                   LOSSES UNPAID                                   ALLOOCATED LOSS EXPENSES UNPAID
              --------------------------------------------------------     ------------------------------------------------

                      CASE BASIS                    BULK + IBMR                   CASE BASIS                BULK + IBMR
              ------------------------       -------------------------     ------------------------------------------------
                   13              14             15              16            17           18           19           20
                 DIRECT                         DIRECT                        DIRECT                     DIRECT
              AND ASSUMED        CEDED       AND ASSUMED         CEDED     AND ASSUMED      CEDED      AND ASSUMED    CEDED
              -----------        -----       -----------         -----     -----------      -----      -----------    -----
1.  Prior
2.  1987
3.  1988
4.  1989
5.  1990
6.  1991
7.  1992
8.  1993
9.  1994
10. 1995         4,880           1,356         4,577            5,385         861            149         1,327         908
11. 1996         9,444           7,180         3,985            4,032       1,934          1,220         1,059         589
--- ----        ------          ------        ------           ------       -----          -----         -----         ---

12  Totals      14,324           8,536         8,562            9,417       2,795          1,369         2,386       1,497
                ======          ======        ======           ======       ======         =====         =====       =====


(RESTUBBED PREVIOUS TABLE)

                                  21              22             23             24
                                                                                NUMBER OF
                                SALVAGE        UNALLOCATED        TOTAL          CLAIMS
                                  AND             LOSS          NET LOSSES     OUTSTANDING
                              SUBROGATION       EXPENSES       AND EXPENSES     DIRECT AND
                              ANTICIPATED        UNPAID           UNPAID         ASSURED
                              -----------      -----------     ------------    -----------
1.  Prior
2.  1987
3.  1988
4.  1989
5.  1990
6.  1991
7.  1992
8.  1993
9.  1994
10. 1995                         2,941         280              4,127             349
11. 1996                         1,185         274              3,675             706
                                 -----         ---              -----             ---
12. Totals                       4,126         554              7,802           1,055
                                 =====         ===              =====           =====



                        TOTAL LOSES AND                      LOSS AND LOSS EXPENSE PERCENTAGE
                     LOSS EXPENSES INCURR                       (INCURRED/PREMIUMS EARNED)
              -------------------------------------         -----------------------------------
                   25             26             27             28           29             30
                 DIRECT                                       DIRECT
              AND ASSURED        CEDED          NET         AND ASSUMED    CEDED           NET
              -----------        -----          ---         -----------    -----           ---
1.  Prior         XXX             XXX            XXX              XXX          XXX          XXX
2.  1987
3.  1988
4.  1989
5.  1990
6.  1991
7.  1992
8.  1993
9.  1994
10. 1995        25,410          11,921        13,489            157.8      659.7           94.4
11. 1996        23,247          17,209         6,038             81.6       85.3           72.7
                ------          ------        ------            -----      -----           ----
12. Totals         XXX             XXX           XXX              XXX        XXX            XXX
                ======          ======        ======            =====      =====           =====


(RESTUBBED PREVIOUS TABLE)

                                                                                 NET BALANCE SHEET RESERVES
                                  NONTABULAR DISCOUNT                33                 AFTER DISCOUNT
                              ----------------------------                       --------------------------

                                  31             32            INTER-COMPANY       34           35
                                                                  POOLING                      LOSS
                                                   LOSS        PARTICIPATION     LOSSES      EXPENSES
                                  LOSS           EXPENSES       PERCENTAGE        UNPAID      UNPAID
                              -----------      -----------     -------------     -------     --------

1.  Prior                                                         XXX
2.  1987
3.  1988
4.  1989
5.  1990
6.  1991
7.  1992
8.  1993
9.  1994
10. 1995                                                                         2,716       1,411
11. 1996                                                                         2,217       1,458
                                                                                 -----       -----
12. Totals                                                        XXX            4,933       2,869
                                                                ======           =====       =====



ANNUAL STATEMENT FOR THE YEAR 1996 OF THE ASSOCIATED BUSINESS & COMMERCE INSURANCE CORPORATION

SCHEDULE P - PART 2A - HOMEOWNERS/FARMOWNERS

    1         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)     DEVELOPMENT
              -------------------------------------------------------------------------      -----------


YEARS IN WHICH     2       3      4       5       6     7      8       9      10      11      12        13
LESSOR WERE       1987   1988   1989    1990    1991   1992   1993   1994    1995    1996   One Year  Two Year
INCURRED          ----   ----   ----    ----    ----   ----   ----   ----    ----    ----   --------  --------
--------
1.  Prior
2.  1987
3.  1988          XXX
4.  1989          XXX     XXX
5.  1990          XXX     XXX     XXX
6.  1991          XXX     XXX     XXX     XXX
7.  1992          XXX     XXX     XXX     XXX
8.  1993          XXX     XXX     XXX     XXX
9.  1994          XXX     XXX     XXX     XXX     XXX   XXX    XXX    XXX
10. 1995          XXX     XXX     XXX     XXX     XXX   XXX    XXX    XXX                                XXX
11. 1996          XXX     XXX     XXX     XXX     XXX   XXX    XXX    XXX     XXX              XXX       XXX

                                                                                 12. TOTALS
                                                                                              =======   =======



        SCHEDULE P - PART 2B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
        ---------------------------------------------------------------
1.  Prior
2.  1987
3.  1988          XXX
4.  1989          XXX     XXX
5.  1990          XXX     XXX     XXX
6.  1991          XXX     XXX     XXX     XXX
7.  1992          XXX     XXX     XXX     XXX
8.  1993          XXX     XXX     XXX     XXX
9.  1994          XXX     XXX     XXX     XXX
10. 1995          XXX     XXX     XXX     XXX     XXX   XXX    XXX    XXX                                XXX
11. 1996          XXX     XXX     XXX     XXX     XXX   XXX    XXX    XXX     XXX              XXX       XXX

                                                                                 12. TOTALS   =====      ====


         SCHEDULE P - PART 2C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
         --------------------------------------------------------------
1.  Prior
2.  1987
3.  1988          XXX
4.  1989          XXX     XXX
5.  1990          XXX     XXX     XXX
6.  1991          XXX     XXX     XXX     XXX
7.  1992          XXX     XXX     XXX     XXX
8.  1993          XXX     XXX     XXX     XXX
9.  1994          XXX     XXX     XXX     XXX
10. 1995          XXX     XXX     XXX     XXX     XXX   XXX    XXX    XXX                                XXX
11. 1996          XXX     XXX     XXX     XXX     XXX   XXX    XXX    XXX     XXX              XXX       XXX

                                                                                 12. TOTALS   =====      ====


                  SCHEDULE P - PART 2D - WORKERS' COMPENSATION
                  --------------------------------------------
1.  Prior
2.  1987
3.  1988          XXX
4.  1989          XXX     XXX
5.  1990          XXX     XXX     XXX
6.  1991          XXX     XXX     XXX     XXX
7.  1992          XXX     XXX     XXX     XXX     XXX
8.  1993          XXX     XXX     XXX     XXX     XXX   XXX
9.  1994          XXX     XXX     XXX     XXX     XXX   XXX    XXX
10. 1995          XXX     XXX     XXX     XXX     XXX   XXX    XXX    XXX   12,579    12,933   354       XXX
11. 1996          XXX     XXX     XXX     XXX     XXX   XXX    XXX    XXX     XXX      5,871   XXX       XXX

                                                                                 12. TOTALS    354
                                                                                               ====      ====


                SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL
                ------------------------------------------------
1.  Prior
2.  1987
3.  1988          XXX
4.  1989          XXX     XXX
5.  1990          XXX     XXX     XXX
6.  1991          XXX     XXX     XXX     XXX
7.  1992          XXX     XXX     XXX     XXX
8.  1993          XXX     XXX     XXX     XXX
9.  1994          XXX     XXX     XXX     XXX
10. 1995          XXX     XXX     XXX     XXX     XXX   XXX    XXX    XXX                                XXX
11. 1996          XXX     XXX     XXX     XXX     XXX   XXX    XXX    XXX     XXX              XXX       XXX

                                                                                 12. TOTALS
                                                                                             ======     ======


    ANNUAL STATEMENT FOR THE YEAR 1996 OF THE ASSOCIATED BUSINESS & COMMERCE
                              INSURANCE CORPORATION


                         SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS
                         --------------------------------------------

       1          CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)
                  -------------------------------------------------------------------------------------------------------
YEARS IN WHICH
 LOSSES WERE             2        3         4         5         6         7         8         9         10        11
   INCURRED            1987      1988      1989      1990      1991      1992      1993      1994       1995      1996
---------------        ----      ----      ----      ----      ----      ----      ----      ----       ----     ----
1.  Prior              000
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX

       1                      12            13
YEARS IN WHICH             NUMBER OF      NUMBER OF
 LOSSES WERE                CLAIMS         CLAIMS
   INCURRED                 CLOSED         CLOSED
--------------             WITH LOSS       WITHOUT
                            PAYMENT      LOSS PAYMENT
1.  Prior                  ---------     ------------
2.  1987
3.  1988
4.  1989
5.  1990
6.  1991
7.  1992
8.  1993
9.  1994
10. 1995
11. 1996










         SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
         ---------------------------------------------------------------

1.  Prior              000
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX



         SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
         --------------------------------------------------------------
1.  Prior              000
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX


                  SCHEDULE P - PART 3D - WORKERS' COMPENSATION
                  --------------------------------------------

1.  Prior              000
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX       1,056      9,086     1,429
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX       1,970     1,795


                 SCHEDULE P - PART 3E- COMMERCIAL MULTIPLE PERIL
                 -----------------------------------------------
1.  Prior              000
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX


    ANNUAL STATEMENT FOR THE YEAR 1996 OF THE ASSOCIATED BUSINESS & COMMERCE
                              INSURANCE CORPORATION


                  SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS
                  --------------------------------------------

       1          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)
                  -------------------------------------------------------------------------------------------------------
YEARS IN WHICH
 LOSSES WERE             2        3         4         5         6         7         8         9         10        11
   INCURRED            1987      1988      1989      1990      1991      1992      1993      1994       1995      1996
---------------        ----      ----      ----      ----      ----      ----      ----      ----       ----     ----
1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX
7.  1992               XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX


         SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
         ---------------------------------------------------------------

1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX
7.  1992               XXX       XXX       XXX
8.  1993               XXX       XXX       XXX                           XXX
9.  1994               XXX       XXX       XXX                           XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX



         SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
         --------------------------------------------------------------
1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX
7.  1992               XXX       XXX       XXX
8.  1993               XXX       XXX       XXX                           XXX
9.  1994               XXX       XXX       XXX                           XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX



                         SCHEDULE P - PART 4D - WORKERS' COMPENSATION
                         --------------------------------------------

1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        2,389    (389)
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX       423


                 SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL
                 -----------------------------------------------
1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX
7.  1992               XXX       XXX       XXX
8.  1993               XXX       XXX       XXX                           XXX
9.  1994               XXX       XXX       XXX                           XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX


    ANNUAL STATEMENT FOR THE YEAR 1996 OF THE ASSOCIATED BUSINESS & COMMERCE
                              INSURANCE CORPORATION


                  SCHEDULE P - PART 5D - WORKERS' COMPENSATION
                  --------------------------------------------

                                    SECTION 1
                                    ---------

                  CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT
                                    AND ASSUMED AT YEAR END
                  -----------------------------------------------------------
     1
   YEARS
  IN WHICH
PREMIUMS WERE
 EARNED AND
 LOSSES WERE           2         3         4         5         6         7         8         9         10        11
  INCURRED            1987      1988      1989      1990      1991      1992      1993      1994       1995      1996
-------------        ----      ----      ----      ----      ----      ----      ----      ----       ----     ----
1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        452
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX

                                           SECTION 2
                                           ---------

                   NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END
                   -----------------------------------------------------------
     1
   YEARS
  IN WHICH
PREMIUMS WERE
 EARNED AND
 LOSSES WERE           2         3         4         5         6         7         8         9         10        11
  INCURRED            1987      1988      1989      1990      1991      1992      1993      1994       1995      1996
-------------        ----      ----      ----      ----      ----      ----      ----      ----       ----     ----
1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX       1,150
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX

                                    SECTION 3
                                    ---------

                CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR
                                             END
                ---------------------------------------------------------------
     1
   YEARS
  IN WHICH
PREMIUMS WERE
 EARNED AND
 LOSSES WERE           2         3         4         5         6         7         8         9         10        11
  INCURRED            1987      1988      1989      1990      1991      1992      1993      1994       1995      1996
-------------        ----      ----      ----      ----      ----      ----      ----      ----       ----     ----
1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX       1,665
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX


    ANNUAL STATEMENT FOR THE YEAR 1996 OF THE ASSOCIATED BUSINESS & COMMERCE
                              INSURANCE CORPORATION


                         SCHEDULE P - PART 6C - AUTO/TRUCK LIABILITY/MEDICAL

                                    SECTION 1
                                    ---------

     1                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END  ($000 OMITTED)
   YEARS              ------------------------------------------------------------------------------------------------
  IN WHICH                                                                                                                12
PREMIUMS WERE
 EARNED AND            2         3         4         5         6         7         8         9         10        11    CURRENT YEAR
 LOSSES WERE                                                                                                            PREMIUMS
  INCURRED           1987      1988      1989      1990      1991      1992      1993      1994       1995      1996      EARNED
-------------        ----      ----      ----      ----      ----      ----      ----      ----       ----     ----    ------------
1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX                          XXX
10. 1995               XXX       XXX       XXX       XXX                          XXX        XXX
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX
                       ---       ---       ---       ---       ---       ---      ---        ---        ---
12. Total

13. Earned Premiums
    (Sch. P. Part 1)                                                                                                       XXX
                                                                                                                           ---


                                           SECTION 2
                                           ---------

                   CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                                            12
                   -----------------------------------------------------------
     1                                                                                                                 CURRENT YEAR
                       2         3         4         5         6         7         8         9         10        11     PREMIUMS
                      1987      1988      1989      1990      1991      1992      1993      1994       1995      1996     EARNED
-------------        ----      ----      ----      ----      ----      ----      ----      ----       ----     ----    ------------
1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX                          XXX
10. 1995               XXX       XXX       XXX       XXX                          XXX        XXX
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX
--------               ---       ---       ---       ---       ---       ---      ---        ---       -----
12. Total

13. Earned Premiums
    (Sch. P. Part 1)                                                                                                      XXX
                                                                                                                          ---

                         SCHEDULE P - PART 6D - WORKERS' COMPENSATION

                                    SECTION 1
                                    ---------

     1                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END  ($000 OMITTED)
   YEARS              ------------------------------------------------------------------------------------------------
  IN WHICH                                                                                                                12
PREMIUMS WERE
 EARNED AND            2         3         4         5         6         7         8         9         10        11    CURRENT YEAR
 LOSSES WERE                                                                                                            PREMIUMS
  INCURRED           1987      1988      1989      1990      1991      1992      1993      1994       1995      1996      EARNED
-------------        ----      ----      ----      ----      ----      ----      ----      ----       ----     ----    ------------
1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX       16,098   16,098
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX     28,479    28,479
                       ---       ---       ---       ---       ---       ---      ---        ---       ------   ------    ------
12. Total                                                                                                                 28,479
---                                                                                                                       ------

13. Earned Premiums
    (Sch. P. Part 1)                                                                                   16,098  28,479      XXX
    ----------------                                                                                   ------  ------      ---


                                           SECTION 2
                                           ---------

                   CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                                              12
                   -----------------------------------------------------------
     1                                                                                                                 CURRENT YEAR
                       2         3         4         5         6         7         8         9         10        11      PREMIUMS
                     1987      1988      1989      1990      1991      1992      1993      1994       1995      1996      EARNED
-------------        ----      ----      ----      ----      ----      ----      ----      ----       ----      ----   ------------
1.  Prior
2.  1987
3.  1988               XXX
4.  1989               XXX       XXX
5.  1990               XXX       XXX       XXX
6.  1991               XXX       XXX       XXX       XXX
7.  1992               XXX       XXX       XXX       XXX       XXX
8.  1993               XXX       XXX       XXX       XXX       XXX       XXX
9.  1994               XXX       XXX       XXX       XXX       XXX       XXX      XXX
10. 1995               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX       1,807    1,807
11. 1996               XXX       XXX       XXX       XXX       XXX       XXX      XXX        XXX        XXX    20,171     20,171
--------               ---       ---       ---       ---       ---       ---      ---        ---       -----   -----      ------
12. Total                                                                                                                 20,171
                                                                                                                          ------
13. Earned Premiums
    (Sch. P. Part 1)                                                                                   1,807   20,171      XXX
                                                                                                       -----   ------      ---

    ANNUAL STATEMENT FOR THE YEAR 1996 OF THE ASSOCIATED BUSINESS & COMMERCE
                              INSURANCE CORPORATION

                           SCHEDULE P INTERROGATORIES


1.  Computation of excess statutory reserves over statement reserves.

     a.  Auto Liability (private pasenger and commercial)

               1996   (60.0%)      1995   (60.0%)      1994   (60.0%)
                      -------             -------             -------
                                                                Total ______

     b.  Other Liability and Products Liability

               1996   (60.0%)      1995   (60.0%)      1994   (60.0%)
                      -------             -------             -------
                                                                Total ______

     c.  Medical Malpractice

               1996   (60.0%)      1995   (60.0%)     1994   (60.0%)
                      -------             -------            -------
                                                                Total ______

     d.  Worker's Compensation

               1996   (65.0%)      1995   (65.0%)     1994   (65.0%)
                      -------             -------            -------
                                                                Total ______
     e.  Credit
                                                                Total ______

     f.  All Lines Total (Report here and Page 3)               Total ______


2. What is the extended losss and expense reserve - direct and assumed - for the following classes? An example of an extended loss and expense reserve is the actuarial reserve for the free-tail coverage arising upon death, disability or retirement in most medical malpractice policies. Such a libility is to be reported here even if it was not reported elsewhere in schedule P, but otherwise reported as a liability line on page 3. Show the full reserve amount, not just the change during the current year.

          YEAR IN WHICH PREMIUMS           1              2            3
          WERE EARNED AND LOSSES        MEDICAL         OTHER       PRODUCTS
               WERE INCURRED          MALPRACTICE     LIABILITY     LIABILITY
          ----------------------      -----------     ---------     ---------

          a.  1987
          b.  1988
          c.  1989
          d.  1990
          e.  1991
          f.  1992
          g.  1993
          h.  1994
          i.  1995
          j.  1996
          --------
          k.  Total

3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs, salaries and expenses of investigators, adjustors and field men, rents, stationery, telegraph and telephone charges, postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated. Are
   they so reported in this statement?                 Answers Yes [X]   No[ ]

4. The unallocated loss expense payments paid during the most recent calendar year should be distributed to the various years in which losses were incurred as follows: (1) 45% to the most recent year, (2) 5% to the next most recent year, and (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in (1) or (2) produces an accumulated distribution to such year in excess of 10% of the premiums earned for such year, disregarding all distributions made under (3), such accumulated distribution should be limited to 10% of premiums earned and the balance distributed in accordance with (3). Are they so reported in this
   Statement?                                          Answers Yes [X]   No[ ]

5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments, but are reported net of such
   discounts on page 11?                               Answers Yes [ ]   No[X]

   If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions, Also, the discounts must be reported in Schedule P - Part 1, Column 31 and 32.

   Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.

   Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statement is being filed.

6.  What were the net premiums in force at the end of the year for:
    (in thousands of dollars)

                                                    a. Fidelity           $0
                                                    b. Surety             $0
7.  Claim count information is
     reported (check one)                           a. per claim        X
                                                                       -----
    If not the same in all years,
    explain in Question 8.                          b. per claimant
                                                                      ------
8. The information provided in schedule P will be used by many persons to estimate the adequacy of the current loss and expense reserves, among other things. Are there any especially significant events, coverage, retention or accounting charges which have occurred which must be considered when making such analyses? (An extended statement may be attached.) On December 7, 1995, Associated Business and Commerce Insurance Corporation assumed all of the unearned premium............................................................
   and loss and loss adjustment expense liabilities of Associated Business and Commerce Self-Insurance Fund. Associated Business and Commerce
   Self-Insurance..............................................................
   fund wrote business between late 1991 and December 7, 1995. The amount reported as premium from that transaction is the book value of the transferred.................................................................
   assets which was greater that the transferred liabilities on the transfer date. Accident Year 1995 paid loses and allocated loss adjustment expenses....................................................................
   include all payments made after December 7, 1995 on the transferred claims and on claims occurring after December 7, 1995. Case and IBNR reserves for... Accident Year 1995 include unpaid liabilities emanating from the transferred claims and from claims occurring after December 7, 1995,....................
  .............................................................................
  .............................................................................

                                      133